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                                                                        Ex. 10.4

                       THIRD AMENDMENT TO CONTRACT OF SALE

      This Third Amendment to Contract of Sale is made and entered into as of the 27th day of April, 2004, by and between COOK, INC., a Florida corporation ("Seller"), and SILVERLEAF RESORTS, INC., a Texas corporation ("Purchaser").

                               W I T N E S S E T H

      WHEREAS, on or about February 12, 2004, Seller and Purchaser entered into that certain Contract of Sale pursuant to which Seller agreed to sell and Purchaser agreed to purchase certain tracts of land containing approximately 5.3 acres, more or less, situated in Davenport, Polk County, Florida, being more particularly described in the Contract of Sale (the "Property"); and

      WHEREAS, on or about March 18, 2004, Seller and Purchaser entered into a certain First Amendment to Contract of Sale and on or about March 22, 2004, Seller and Purchaser entered into a certain Second Amendment to Contract of Sale (the Contract of Sale as amended is hereinafter referred to as the "Contract"); and

      WHEREAS, pursuant to certain circumstances herein provided, Seller agrees to grant Purchaser the right to secure the Survey in accordance with Article IV of the Contract; and

      WHEREAS, in the event Purchaser is granted the right to secure the Survey, Seller and Purchaser desire to further amend the Contract to extend the Title Review Period and the Inspection Period as provided for in Articles V and VI of the Contract, respectively;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt, accuracy and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

      1. Seller has not obtained the Survey provided for in Article IV of the Contract and in the event a Survey satisfactory to Purchaser is not furnished to Purchaser by April 30, 2004, Purchaser shall assume the responsibility for securing the Survey in compliance with Article IV of the Contract. In such event, Purchaser shall bear the cost and expense of securing the Survey; provided, however, if and only if Purchaser closes the acquisition of the Property pursuant to the Contract, then Seller shall reimburse Purchaser for such reasonable cost and expense.

      2. Notwithstanding anything to the contrary contained in the Contract, the Title Inspection Period (as defined and described in Article V of the Contract) and the Inspection Period (as defined and described in Article VI of the Contract) shall expire on the tenth (10th) day following the date on which Seller furnishes Purchaser with a Survey satisfying the requirements of Article IV(a) of the Contract; provided, however, that, if Purchaser assumes responsibility for securing the Survey in accordance with paragraph 1 hereinabove, then the Title Inspection Period and the Inspection Period shall expire on the tenth (10th) day following the date on which Purchaser obtains a survey which satisfies the requirements of Article IV(a) of the Contract. Notwithstanding the foregoing, the Title Inspection Period and Inspection Period shall in any event expire on or before June 1, 2004. Additionally, if Purchaser assumes the responsibility of

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securing the Survey, the Purchaser shall instruct the surveyor to simultaneously deliver a copy of the Survey to the Seller.

      Except as specifically set forth above, all terms and conditions of the Contract shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Contract.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment, as of the date and year first above written.

                                  SELLER:

                                  COOK, INC., a Florida corporation

                                  By: /S/ DANIEL P. BOSS
                                      -----------------------------------------
                                  Name: Daniel P. Boss
                                  Its:  President

                                  PURCHASER:

                                  SILVERLEAF RESORTS, INC., a Texas corporation

                                  By: /S/ ROBERT E. MEAD
                                      -----------------------------------------
                                  Name: Robert E. Mead
                                  Its:  CEO

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